UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On May 11, 2005, RadiSys Corporation (the “Registrant”) informed PricewaterhouseCoopers LLP (“PwC”) that PwC had been dismissed as the Registrant’s independent registered public accounting firm on May 9, 2005, the date PwC completed its procedures on the Registrant’s unaudited interim financial statements as of and for the quarter ended March 31, 2005 and on the Form 10-Q in which such financial statements were included. The dismissal of PwC on May 9, 2005 was approved by the Registrant’s Audit Committee.

The reports of PwC on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2004 and 2003, and PwC’s report on management’s assessment of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003, and through May 9, 2005 (the “Relevant Period”), there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) (“Reportable Events”) of Regulation S-K issued by the United States Securities and Exchange Commission (the “Commission”).

The Registrant has requested that PwC furnish it with a letter addressed to the Commission stating whether or not PwC agrees with the statements set forth in this subsection (a) above. A copy of such letter, dated May 13, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)	On May 12, 2005, the Registrant engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm to audit the Registrant’s financial statements for the year ending December 31, 2005. The engagement of KPMG was approved by the Registrant’s Audit Committee.

During the Relevant Period, neither the Registrant nor (to the Registrant’s knowledge) anyone acting on behalf of the Registrant consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any Reportable Event.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

	16.1	Letter from PricewaterhouseCoopers LLP, dated May 13, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: May 13, 2005	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	Chief Accounting Officer